Veritex Holdings, Inc.

Franchise Overview • Headquartered in Dallas, Texas • Commenced banking operations in 2010; completed IPO in 2014 • Focused on relationship-driven commercial and private banking across a variety of industries, predominantly in Texas Overview Footprint1 Company Highlights Balance Sheet Asset Quality 1 One branch in Kentucky, not shown on the map. 2 Please refer to “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 3 Total Loans Held for Investment excludes mortgage warehouse and Paycheck Protection Program (“PPP”) loans. 4 Net charge-offs for the quarter ended March 31, 2021. First Quarter 2021 Consolidated Capital Ratios Market Cap (April 28, 2021) $1.63 B Total Texas Branches 39 ROAA 1.44% PTPP ROAA2 1.82% ROAE 10.53% Operating ROATCE2 17.39% Efficiency Ratio 49.62% Total Assets ($mm) $9,238 Total Loans Held for Investment3 ($mm) $5,963 Total Deposits ($mm) $6,905 NCO / Average Loans4 0.00% NPAs / Total Assets 0.92% ACL / Total Loans Held for Investment3 1.76% Common Equity / Assets 13.36% TCE / TA2 9.17% CET1 Ratio 9.27% Leverage Ratio 9.50% Tier 1 Capital Ratio 9.61% Total Capital Ratio 13.38%

Franchise Overview (cont.) • Experienced management team 35 years average banking experience • Strong presence in Dallas and Houston Texas is experiencing continued strong population inflow – population growth is nearly double the U.S. average Significant growth opportunities within our footprint • Scarcity value 3rd largest bank solely focused on major Texas MSAs • Excellent core earnings profile has supported reserves 1.82% PTPP ROAA1 for 1Q21 and 1.76% ACL / Total Loans HFI • Strong capital levels2 9.27% common equity tier 1 ratio 13.38% total risk-based capital ratio • Steady balance sheet growth2 Total loans, excluding PPP, increased $137.0 million, or 8.65% linked quarter annualized Total deposits grew $391.7 million, or 24.0% linked quarter annualized Total demand deposits grew $231.2 million, or 31.3% linked quarter annualized • Track record of successfully integrating acquisitions 1 Please refer to “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 2 Financial data as of March 31, 2021.

Scarcity Value in Texas Metro Markets Total Texas Metro Deposits1 / Assets Company Total Deposits Company Name Ticker ($mm) (%) 11 Veritex Holdings, Inc. VBTX 8,588 98.9 Includes all U.S. banks headquartered in Texas; sorted by Total Assets

Well Positioned in Attractive Texas Markets • 9th in the world no 50 Fortune 500 #1 14.1 million Source: Texas Office of the Governor (Economic Development and Tourism) Job Growth is the Primary Demand Driver for Office Space Top 5 MSAs Office Job Growth 2. DFW 5. Houston (0.71%) (4.74%) MSA Deposits ($ in billion) (Top 25 Rank1) 2021-2026 Est. Pop. Growth (Top 25 Rank1) 2021-2026 Est. HHI Growth (Top 25 Rank1) United States $13,768 2.9% 9.0% Source: FDIC, S&P Global Market Intelligence, 1Represents Houston and DFW rank amongst the Top 25 largest U.S. MSAs by population 1 Rolling 3-month basis as of July 31, 2020. Source: BLS, D.A. Davidson & Co.

Well Positioned in Attractive Texas Markets DFW Houston Houston Employment• • • • • Veritex Regional Distribution as of March 31, 2021 Branches Loans Deposits Total Branches: 39 Total Loans1: $5,964 Total Deposits: $6,905 Source: Texas Workforce Commission, Greater Houston Partnership 1 Excludes mortgage warehouse and PPP loans DFW Employment

Well Positioned in Attractive Texas Markets Organic Growth Strategic Acquisitions • • • 983 1,156 2,556 2,730 5,848 5,964 2016 2017 2018 2019 2020 1Q21 Total Loans 1,120 1,080 2,622 2,825 6,513 6,905 2016 2017 2018 2019 2020 1Q21 Total Deposits • • • ($ in millions) $1,065 $3,202 $1,199 $3,473

Proven Track Record as a Strategic Acquirer Overview Acquisition History • • • • • • Date Target Loans Branches

Stock Performance History Comparison of Cumulative Total Return 1

Analyst Remain Bullish Post 1Q21 Earnings Firm Rating Price Target 2021 Estimate 2022 Estimate Consensus

Analyst Remain Bullish Post 1Q21 Earnings VBTX : “Thrive”ing in Challenging Environment Michael Rose, CFA; Raymond James & Associates “We continue to view risk-reward positively given solid PTPP profitability projections (bolstered by Thrive Investment), NIM expansion, solid loan growth, and capital flexibility. We believe a premium multiple vs. peers is warranted given solid profitability profile, loan growth potential, and increasing franchise/scarcity value.” VBTX : Announces Accretive Thrive Mortgage Deal Alongside 1Q21; EPS/PT Going Higher Brady Gailey, CFA; Keefe Bruyette & Woods “Along with impressive 1Q21 results, we are fans of the Thrive deal announcement as it is EPS accretive without any TBV dilution, increases fee income for VBTX, and will improve profitability. We agree with VBTX’s assessment of its M&A optionality in today’s landscape and looking forward to see how M&A plays out through the year.” VBTX : Increasing Estimates & Price Target Brad Milsaps, CFA; Piper Sandler “VBTX remains one of our favorite names for investors seeking exposure to growth oriented banks in Texas as we continue to believe that VBTX should report relatively better loan and earnings growth than peers given a number of new lending hires and strength in the Texas economy.” VBTX : Positive Revision on Solid Result and Thrive Investment Gary Tenner, CFA; D.A. Davidson & Co. “Raising estimates, maintaining BUY rating and raising price target from $38 to $40. Increases are largely driven by a lower provision estimate for all periods, and increased revenue, related primarily to the pending investment in Thrive Mortgage.” VBTX : Standout 1Q21 Results Matt Olney, CFA; Stephens Inc. “Our positive EPS revision in 2022 (+13% to $2.44) is broad based and includes higher fees, better loan growth along with lower LLP expense. From a strategic view, the Thrive Mortgage acquisition will provide a counter-cyclical revenue stream to balance the company’s asset sensitive balance sheet.”

Strong Earnings Loan and Deposit Growth Capital • Net income of $31.8 million, or $0.64 diluted earnings per share (“EPS”), for 1Q21 compared to $22.8 million, or $0.46 diluted EPS, for 4Q20 • Operating net income1 of $32.2 million, or $0.64 diluted operating EPS1, for 1Q21 compared to $29.7 million, or $0.60 diluted operating EPS, for 4Q20 • Operating ROATCE1 increased to 17.39% in 1Q21 compared to 16.44% in 4Q20 • Total loans, excluding Paycheck Protection Program (“PPP”) loans, increased $137.0 million, or 8.6% linked quarter annualized (“LQA”). Excluding PPP and mortgage warehouse (“MW”), total loans grew 7.9% LQA • Total deposits grew $391.7 million, or 24.0% LQA • Average cost of total deposits decreased to 0.31% for 1Q21 from 0.38% for 4Q20 • Tangible book value per common share increased to $16.34 from $15.70 at December 31, 2020 • Declared quarterly dividend of $0.17 in 1Q21 • Repurchased 147,622 shares during 1Q21 at an average price of $25.92 and extended the expiration date of the stock buyback program to December 31, 2021 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 12 First Quarter 2021 Overview

Key Financial Metrics 46.02% 48.12% 62.52% 47.61% 45.74% 48.11% 49.49% 49.62% 1Q20 2Q20 3Q20 4Q20 1Q21 Reported Operating Efficiency Ratio 1.11% 1.06% 1.04% 1.44% 0.20% 1.35% 1.94% 2.11% 1.82% 1.75% 1.82% 1Q20 2Q20 3Q20 4Q20 1Q21 Reported Operating ROAA PTPP Operating 0.98% $14.39 $14.71 $15.19 $15.70 $16.34 1Q20 2Q20 3Q20 4Q20 1Q21 NPAs / Total Assets Return on Average Tangible Common Equity1 $0.08 $0.48 $0.64 $0.43 $0.46 $0.60 1Q20 2Q20 3Q20 4Q20 1Q21 Diluted EPS Diluted Operating EPS $0.46 3.27% 14.49% 13.27% 12.84% 17.17% 1Q20 2Q20 3Q20 4Q20 1Q21 ROATCE Operating ROATCE Diluted EPS Tangible Book Value per Common Share1 13 16.44% ($ in millions) $51.3 $53.3 $96.4 $87.6 $85.0 0.60% 0.62% 1.11% 0.99% 0.92% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1Q20 2Q20 3Q20 4Q20 1Q21 NPAs NPAs/Total Assets 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 1 11 1 1 12.90% 17.39% 1.46% ROAA 1

• Net interest income of $65.6 million, down $1.2 million from 4Q20 primarily driven by a decrease in the number of days in 1Q21 compared to 4Q20 • Average earning assets grew $191.4 million, or 9.5% LQA, during 1Q21 • 1Q21 weighted average loan production rate of 3.64%, excluding MW loans • 1Q21 weighted average interest-bearing deposit rate of 25 bps on production Net Interest Income 14 $65.8 $65.9 $66.8 $65.6 3.67% 3.31% 3.32% 3.29% 3.22% 3.39% 3.13% 3.10% 3.15% 3.12% 1Q20 2Q20 3Q20 4Q20 1Q21 Net Interest Income NIM Adjusted NIM (Excludes All Purchase Accounting) $67.4 $8,002 $7,900 $8,066 $8,257 1Q20 2Q20 3Q20 4Q20 1Q21 Average Earning Assets $7,388 Average Earning Assets Net Interest Income Rollforward ($ in millions) ($ in millions) 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 4Q20 Net Interest Income 66,766 Day Count < 1,451 > Purchase Accounting Accretion < 755 > Loan Rates < 510 > Deposit Volume < 393 > Deposit Rates 1,128 Loan Volume 721 Other changes 129 1Q21 Net Interest Income 65,635

 Loans, excluding PPP, totaled $6.4 billion at December 31, 2020  Loan portfolio 69% ($4.5 billion) variable at December 31, 2020 (excludes PPP)  70% of variable loans are LIBOR-based  86% of the LIBOR loans are tied to 1 month LIBOR; 14% of the LIBOR loans are tied to 1 year LIBOR  30% of variable loans are tied to WSJ Prime  Net Interest Income at risk from rate shocks  Risk to Veritex is rates falling or staying lower for longer  To compensate for this risk, the following actions were taken in 1Q21:  Terminated $500 million forward starting 10 year swap at a gain of $43 million that will be recognized on a straight-line basis starting March 2022  Initiated $375 million of average 8 year received fixed / pay variable swaps (receive 131 bps, pay 1 month LIBOR) Interest Rate Risk 15 12/31/2020 3/31/2021 Year 1 +100 Shock 5.40% 4.77% +200 Shock 12.10% 10.33% Year 2 +100 Shock 8.30% 5.43% +200 Shock 17.10% 11.48%

Operating Noninterest Inc./Exp. 16 Operating Noninterest Income1 Composition $3,642 $2,960 $3,130 $3,971 $3,629 $845 $1,240 $1,787 $684 $1,341 $2,179 $2,897 $2,141 $3,336 $2,147 1Q20 2Q20 3Q20 4Q20 1Q21 Other Government guaranteed loan income, net Gain on sale of mortgage loans Loan fees Service charges and fees on deposit accounts 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. Operating Noninterest Expense1 Composition $18,870 $20,019 $20,553 $20,011 $22,932 $4,273 $3,994 $3,980 $4,116 $4,096 $2,196 $2,796 $3,159 $3,578 $3,441 $2,696 $2,696 $2,840 $2,558 $2,537 $7,510 $7,750 $5,744 $7,364 $6,591 1Q20 2Q20 3Q20 4Q20 1Q21 Salaries and employee benefits Occupany and equipment Professional and regulatory fees Amortization of intangibles COVID related expenses Other ($ in thousands) $7,247 $35,545 $18,411 $11,006 $38,500 $9,803 $36,408 $2,257 $9,268 $448 $37,627 $14,172 $39,597 $6,548 $1,245 $132

1.37% 0.84% 0.67% 0.55% 0.45% 1.02% 0.59% 0.46% 0.38% 0.31% 1Q20 2Q20 3Q20 4Q20 1Q21 Average cost of interest-bearing deposits Average cost of total deposits Cost of Interest-bearing Deposits and Total Deposits  Total deposit balances increased $392 million, or 24% LQA1, and increased $1.1 billion, or 19% YOY1  Total deposit cost down 7 bps compared to 4Q20 due to pricing diligence and product mix  Excluding MW and PPP loans, the loan to deposit ratio was 86.4% at March 31, 2021 compared to 89.8% at December 31, 2020 Certificates & Time Maturity Table $2,537 $2,958 $3,190 $1,549 $2,097 $2,172 $1,714 $1,457 $1,543 1 Q 2 0 4 Q 2 1 1 Q 2 1 Demand & Savings Non-Int Bearing Certificates & Time Deposits Deposits Composition 46.2% 31.5% 22.3%$5,800 $6,512 $6,905 Deposit Growth LQA YOY Demand & Savings +31.3% +25.7% Non-Int Bearing +14.2% +40.2% Certificates and Time Deposits +23.6% -10.0% 1 Linked quarter annualized (“LQA”), Year-over-year (“YOY”) 17 ($ in millions) Balance ($000) WA Rate Q2 2021 419,368 0.88% Q3 2021 289,208 0.73% Q4 2021 214,176 0.77% Q1 2022 260,384 0.60% Q2 2022 47,601 0.73% Q3 2022 118,958 0.35% Q4 2022 63,972 0.47% Q1 2023 88,435 0.44% Q2 2023 + 41,056 1.81% Total 1,543,158 0.73%

Total loans, excluding PPP and MW, increased $116.0 million, or 7.9% LQA , and increased $114.1 million, or 2.0% YOY Loan Growth 18 $1.2 Billion ($ in millions) $3,521 $3,753 $3,829 $1,778 $1,560 $1,632 $373 $578 $599 $553 $537 $505 1Q20 4Q20 1Q21 Secured by RE Commercial MW Mortgage/Consumer Loans Held for Investment (excluding PPP) $6,225 $6,428 $6,565 9.1% 24.9% 58.3% 14.1% 8.8% 17.7% -35.9% 18.6% 14.8% -24.1% LQA % Change by Portfolio 7.7% $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar CRE ADC Construction LOC Unfunded (Non Revolving) 2021 Unfunded 2020 Unfunded ($ in billions) 40% 42% 44% 46% 48% 50% 52% 54% 56% 58% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Revolving C&I Utilization 2020 2021 Down 1200 bps YOY and from peak

PPP Update 19 Loan Origination Pool Fair Value of Total Funded (in thousands) # of Loans Fair Value of Loans Forgiven (in thousands) % Forgiven $ Fee Collected in 2020 (in millions) < $50,000 $ 23,569 1,118 $ 5,079 24% $ 1.2 $50,001 -$150,000 $ 52,086 591 $ 14,797 28% $ 2.6 $150,001 -$350,000 $ 71,368 314 $ 31,702 44% $ 3.6 $350,000 - $2,000,000 $ 143,395 210 $ 85,052 57% $ 4.3 > $2,000,000 $ 115,047 32 $ 7,124 6% $ 1.1 TOTAL $ 405,465 2,265 $ 143,754 36% $ 12.8 ROUND 1 UPDATE ROUND 2 UPDATE Loan Origination Pool Fair Value of Total Funded (in thousands) # of Loans Fair Value of Loans Forgiven % Forgiven $ Fee Collected in 2021 (in millions) < $50,000 $ 10,809 459 - - $ 1.1 $50,001 -$150,000 $ 25,306 278 - - $ 1.3 $150,001 -$350,000 $ 29,744 135 - - $ 1.5 $350,000 - $2,000,000 $ 79,783 97 - - $ 2.4 TOTAL $ 145,642 969 - - $ 6.3 1Q21 Remaining Valuation Allowance = $2.1 Million

Capital Build 20 10.76% 10.89% 11.89% 10.89% 9.50% 9.61% 13.38% 9.27% Leverage Ratio Tier 1 Ratio Total Capital Ratio CET1 Bank VBTX 1 Estimated capital measures inclusive of CECL capital transition provisions as of March 31, 2021. 2 Total assets includes PPP loans that we did not utilize the Paycheck Protection Program Liquidity Facility to fund. 3 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. Ratios as of March 31, 2021 $0.64 $0.44 $0.05 $0.05 $15.70 $16.34 $(0.17) $(0.04)$(0.02) TBVPS Rollforward $(0.31) ($ in thousands) March 31, 2021 December 31, 2020 $ Change Basel III Standarized1 CET1 capital 779,057$ 753,261$ 25,796$ CET1 capital ratio 9.3% 9.3% Leverage capital 808,338$ 782,487$ 25,851$ Leverage capital ratio 9.5% 9.4% Tier 1 capital 808,338$ 782,487$ 25,851$ Tier 1 capital ratio 9.6% 9.7% Total capital 1,124,859$ 1,099,031$ 25,828$ Total capital ratio 13.4% 13.6% Risk weighted assets 8,401,800$ 8,105,484$ 296,316$ Total assets2 9,237,510$ 8,820,871$ 416,639$ Tangible common equity / Tangible Assets3 9.17% 9.23%

1 Past due (“PD”) loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual (“NA”) loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans. 1Q20 2Q20 3Q20 4Q20 1Q21 0.00% 0.10% 0.20% 0.30% 0.40% 30-59 Past Due 60-89 Past Due 90+ Past Due Past Due1 Trends % of Total Loans2 Asset Quality and ACL 21 ($ in millions) 1Q20 2Q20 3Q20 4Q20 1Q21 Acquired $- $1,740 $2,421 $16,462 $130 Originated $(236) $50 $45 $45 $18 Net Charge-offs ($ in thousands) Totals $34,501 $24,120 $11,738 $18,691 $101.0 $115.4 $121.6 $105.1 $104.9 1.73% 2.01% 2.10% 1.80% 1.76% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 1Q20 2Q20 3Q20 4Q20 1Q21 ACL ACL/Total Loans ACL / Total Loans2 ($ in millions) 1Q20 2Q20 3Q20 4Q20 1Q21 NA loans Accruing 90+ PD OREO Nonperforming Assets Trend $46,556 ($ in millions) NA+OREO $51,310 $94,673 $83,433 $75,931 0.55% 0.60% 1.09% 0.95% 0.82% NA+OREO/Total Assets $22,637

Credit 22  Portfolio continues to show improving trends  Revenues increased by 11.4% QOQ2  Occupancy improved 9.8% QOQ  March 2021 was the high water mark for revenue, occupancy and revenue per available room since the COVID-19 pandemic began  One NPA in the hospitality book totaling $7.1 million was resolved after quarter end Hospitality Portfolio Non-Owner Occupied (“NOO”) Office Portfolio ($ in millions) # $ Commitment $ Outstanding Avg. Loan Amount Term 82 $ 337.9 $ 334.5 $ 4.0 In-Process Construction 4 $ 65.4 $ 45.4 $ 6.8 SBA / USDA 24 $ 14.0 $ 14.0 $ 0.3 Total 110 $ 417.3 $ 393.9 $ 2.9 % of Total Loans1 6.6% ($ in millions) # $ Commitment $ Outstanding Avg. Loan Amount NOO Office 98 $ 698.9 $ 602.4 $ 5.8 Constructi on 7 $ 118.9 $ 82.7 $ 11.8 Total 105 $ 817.8 $ 685.1 $ 6.2 % of Total Loans1 9.8%  9.8% of the funded loan portfolio  A weighted average LTV of 59%  51% of the exposure is in the DFW market and 29% is in the Houston market  Top 10 relationships make up 32% of our office portfolio and have an average DSCR of 1.78x  Only one credit in the Top 10 office exposure is rated as a watch credit  1.6% of the office portfolio is classified in one credit1 Total loans excludes loans held for sale and PPP loans. 2 Quarter-over-quarter (“QOQ”)

Thrive Mortgage Investment

24 Company Background o The first company in Texas to close a fully electronic note with a remote notary. GSEs will purchase these notes within 24 hours of closing o Markets include TX, OH, CO, KY, NC, KS, VA, FL, MD and IN o Experienced management team with an average company tenure of 10+ years o Originate/underwrite/sell mortgages of all types o Efficient business model with comparable cultures Investment Summary 49% interest for $53.9 million (all cash transaction) VBTX obtains one board seat (25%) Fee income engine with limited integration Projected close date middle of 2021

25 Strategic Rationale + Financially compelling to increase fee income with a counter cyclical business to a rate and asset sensitive balance sheet Robust capital generation profile Deploys excess liquidity and capital Preserves bandwidth for other strategic core growth and/or acquisitive opportunities Strong cultural fit focused on risk controls, operating efficiency and strong, consistent financial performance Continuity of highly experienced leadership with all founders still with the Company Accounted for as an equity method investment

26 Historical Financial Information ($ in thousand) 1Q21 1Q20 Loans HFS 167,354 63,269 Total Assets 227,985 107,277 Members Equity 42,670 11,396 Pre-Tax Net Income 6,349 819 audited 1Q20 2Q20 3Q20 4Q20 1Q21 Purchase Refinance audited 2020 2019 179,702 70,774 242,169 108,891 36,906 10,934 31,942 5,817 unaudited unaudited 1Q20 2Q20 3Q20 4Q20 1Q21 Retail Correspondent 1Q20 2Q20 3Q20 4Q20 1Q21 Digital Traditional 69% 31% 52% 36% 48% 49% 51%64% 48% 52% 1% 3% 6% 16% 18% 74% 80% 85% 92% 90% 99% 97% 94% 84% 82% 26% 20% 15% 8% 10% 1Q20 2Q20 3Q20 4Q20 1Q21 $262.5 $546.0 $623.9 $822.4 $715.5 Total Quarterly Volume (in millions) Purchase v. Refinance Retail v. Correspondent Digital v. Traditional 4.67% 4.92% 5.59% 4.98% 4.79% 4.2% 4.7% 5.2% 5.7% 6.2% 6.7% 1Q20 2Q20 3Q20 4Q20 1Q21 Origination/Seconday Income GOS % Income and GOS % $11.6 $38.8 $34.0 $33.6 $23.4 (in millions)

Veritex Holdings, Inc. Supplemental Information

28 Reconciliation of Non-GAAP Financial Measures 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Tangible Common Equity Tangible common equity 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Tangible Common Equity Tangible common equity Tangible Assets Tangible Assets Tangible Common Equity to Tangible Assets As of (Dollars in thousands, except per share data) (Dollars in thousands) As of

29 Reconciliation of Non-GAAP Financial Measures 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net income available for common stockholders adjusted for amortization of core deposit intangibles Net income available for common stockholders adjusted for amortization of core deposit intangibles Average Tangible Common Equity Average tangible common equity Return on Average Tangible Common Equity (Annualized) For the Quarter Ended (Dollars in thousands)

30 Reconciliation of Non-GAAP Financial Measures

31 Reconciliation of Non-GAAP Financial Measures 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Pre-Tax, Pre-Provision Operating Earnings Net pre-tax, pre-provision operating earnings Total average assets Pre-tax, pre-provision operating return on average assets1 Average Total Assets Operating earnings adjusted for amortization of core deposit intangibles Average Tangible Common Equity Average tangible common equity Operating return on average tangible common equity1 Efficiency ratio Operating efficiency ratio For the Quarter Ended (Dollars in thousands)

Reconciliation of Non-GAAP Financial Measures 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Operating noninterest income Operating noninterest income Operating noninterest expense Operating noninterest expense 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Adjusted net interest margin Adjusted net interest margin Adjusted net interest margin As of (Dollars in thousands, except per share data) For the Quarter Ended (Dollars in thousands, except per share data)

Veritex Holdings, Inc.